SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 1998

                         RESORTQUEST INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                      01-14115                   52-2055247
(STATE OR OTHER JURISDICTION         (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

                                  1355-B LYNNFIELD ROAD
                                       SUITE 245

                                   MEMPHIS, TN  38119
                                    (901)   818-5445

(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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                    Item 1. Changes in Control of Registrant

                                 Not Applicable

                          ITEM 2. ACQUISITION OF ASSETS

                                 Not Applicable

                       ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                                 Not Applicable

             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                                 Not Applicable

                              ITEM 5. OTHER EVENTS

                                 Not Applicable

                  ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

                                 Not Applicable

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

C.       Exhibits.

4.2 Form of Registration Rights Agreements between the Company and each of Alpine Consolidated II, LLC, Capstone Partners, LLC, John Przywara, David Marshall, Douglas W. Comfort, Robert G. Falcone, Wayne Heller, Dwain Wall, Stephen J. Garchik, John Shaw, David Sullivan, Jeffery M. Jarvis, Frederick L. Farmer, W. Michael Murphy, Jules S. Sowder, John
         K. Lines, Brian S. Sullivan, John D. Sullivan, the Sullivan Grandchildren's Trust, the David L. Levine Irrevocable Children's Trust Under Agreement dated April 27, 1998 f/b/o Whitney Monica Levine, the David L. Levine Irrevocable Children's Trust Under Agreement dated April 27, 1998 f/b/o Ross Michael Levine, the David L. Levine Irrevocable Children's Trust Under Agreement dated April 27, 1998 f/b/o Keith Phillip Levine and the David L. Levine Revocable Trust Under Agreement dated April 27, 1998.

                                       -2-


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                        ITEM 8. CHANGE IN FINANCIAL YEAR

                                 Not Applicable

           ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                                 Not Applicable

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RESORTQUEST INTERNATIONAL, INC.

Dated:  May 26, 1998                           By: /s/ D. Fraser Bullock
                                                  ----------------------------
                                               Name:   D. Fraser Bullock
                                               Title:   Vice President

                                  EXHIBIT INDEX
                                  -------------

4.2 Form of Registration Rights Agreements between the Company and each of Alpine Consolidated II, LLC, Capstone Partners, LLC, John Przywara, David Marshall, Douglas W. Comfort, Robert G. Falcone, Wayne Heller, Dwain Wall, Stephen J. Garchik, John Shaw, David Sullivan, Jeffery M. Jarvis, Frederick
     L. Farmer, W. Michael Murphy, Jules S. Sowder, John K. Lines, Brian S. Sullivan, John D. Sullivan, the Sullivan Grandchildren's Trust, the David
     L. Levine Irrevocable Children's Trust Under Agreement dated April 27, 1998 f/b/o Whitney Monica Levine, the David L. Levine Irrevocable Children's Trust Under Agreement dated April 27, 1998 f/b/o Ross Michael Levine, the David L. Levine Irrevocable Children's Trust Under Agreement dated April 27, 1998 f/b/o Keith Phillip Levine and the David L. Levine Revocable Trust Under Agreement dated April 27, 1998.